October 21, 2009

Supplement

SUPPLEMENT DATED OCTOBER 21, 2009 TO THE PROSPECTUSES OF

Morgan Stanley California Tax-Free Income Fund, dated April 30, 2009
Morgan Stanley New York Tax-Free Income Fund, dated April 30, 2009
Morgan Stanley Pacific Growth Fund Inc., dated February 27, 2009
Morgan Stanley Tax-Exempt Securities Trust, dated April 30, 2009
(each a "Fund")

Morgan Stanley announced on October 19, 2009 that it has entered into a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. ("Invesco"), a leading global investment management company. As a result, Morgan Stanley Investment Advisors Inc. ("MSIA"), each Fund's investment adviser, expects to propose to the Board of Directors/Trustees of each Fund that it approve a reorganization of the Fund into a newly organized mutual fund advised by an affiliate of Invesco. If approved by the Board of each Fund, the reorganization would be submitted to the shareholders of each Fund for their approval.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

MULTIFUNDSPT31 10/09